UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 18, 2025
Chain Bridge Bancorp, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-42302

Delaware	20-4957796
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1445-A Laughlin Avenue, McLean, VA	22101
(Address of principal executive offices)	(Zip Code)
(703)-748-2005
(Registrant’s telephone number, including area code)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchange on which registered
Class A common stock, par value $0.01 per share	CBNA	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 18, 2025, Chain Bridge Bancorp, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal 1: Election of Directors
    Each of the thirteen (13) director nominees was elected to serve until the Company’s 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The results were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Peter G. Fitzgerald	30,742,800.41	21,472.00	—	623,333.59
Mark Martinelli	30,759,945.41	4,327.00	—	623,333.59
Yonesy F. Núñez	30,759,845.41	4,427.00	—	623,333.59
Michael J. Conover	30,759,945.41	4,327.00	—	623,333.59
Leigh-Alexandra Basha	30,740,350.41	22,922.00	1,000.00	623,333.59
John J. Brough	30,759,945.41	4,327.00	—	623,333.59
David M. Evinger	30,759,945.41	4,327.00	—	623,333.59
Thomas G. Fitzgerald, Jr.	30,632,256.41	98,016.00	34,000.00	623,333.59
Andrew J. Fitzgerald	30,513,256.41	217,016.00	34,000.00	623,333.59
Joseph M. Fitzgerald	30,708,550.41	21,722.00	34,000.00	623,333.59
Michelle L. Korsmo	30,471,975.41	292,297.00	—	623,333.59
Benita Thompson-Byas	30,758,745.41	4,527.00	1,000.00	623,333.59
Paul W. Leavitt	30,641,445.41	122,827.00	—	623,333.59

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm
    The Company’s stockholders ratified the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results were as follows:

For	Against	Abstain	Broker Non-Votes
31,386,367.00	1,051.00	188.00	—

No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAIN BRIDGE BANCORP, INC.
(Registrant)

Date: June 18, 2025	By:	/s/ David M. Evinger
		Name: Title:	David M. Evinger President & Corporate Secretary